UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 9, 2017

3M Company

(Exact name of registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	1-3285 (Commission File Number)	41-0417775 (I.R.S. Employer Identification No.)

3M Center, St. Paul, Minnesota (Address of Principal Executive Offices)	55144-1000 (Zip Code)

Registrant’s telephone number, including area code:  (651) 733-1110

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At the 2017 Annual Meeting of Stockholders of 3M Company held on May 9, 2017, the votes cast with respect to each item of business properly presented at the meeting are as follows:

Proposal No. 1 — The stockholders elected each of the eleven nominees to the Board of Directors for a one-year term by the vote of the majority of votes cast, in accordance with 3M’s Bylaws.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1a. Sondra L. Barbour	401,666,568	2,455,802	1,436,816	102,548,437
1b. Thomas “Tony” K. Brown	401,346,349	2,613,857	1,598,980	102,548,437
1c. Vance D. Coffman	394,815,507	9,232,888	1,510,791	102,548,437
1d. David B. Dillon	401,421,894	2,603,512	1,533,780	102,548,437
1e. Michael L. Eskew	392,057,304	11,952,877	1,549,005	102,548,437
1f. Herbert L. Henkel	397,436,634	6,596,671	1,525,881	102,548,437
1g. Muhtar Kent	399,631,465	4,381,290	1,546,431	102,548,437
1h. Edward M. Liddy	388,207,779	15,799,560	1,551,847	102,548,437
1i. Gregory R. Page	401,935,090	2,093,750	1,530,346	102,548,437
1j. Inge G. Thulin	387,771,804	15,003,505	2,783,877	102,548,437
1k. Patricia A. Woertz	401,158,092	3,001,956	1,399,138	102,548,437

Proposal No. 2 — The stockholders ratified the appointment of PricewaterhouseCoopers LLP as 3M’s independent registered public accounting firm for 2017.

FOR	AGAINST	ABSTAIN	BROKER NON- VOTE
496,930,549	9,648,512	1,528,562	N/A

Proposal No. 3 — The stockholders gave an advisory approval of the compensation of the Company’s Named Executive Officers as described in the Company’s 2017 Proxy Statement.

FOR	AGAINST	ABSTAIN	BROKER NON- VOTE
386,360,603	15,975,638	3,222,945	102,548,437

Proposal No. 4 —  The stockholders cast non-binding votes on the frequency (whether annual, biennial or triennial) with which the Company should offer stockholders the opportunity to cast future advisory votes on the compensation of its named executive officers.  A plurality of stockholders favored an annual advisory vote on the Company’s executive compensation. Based on the Board of Directors’ recommendation in the Proxy Statement and the voting results, the Company has determined to hold an advisory vote on executive compensation annually.

1 Year	2 Years	3 Years	ABSTAIN	BROKER NON- VOTE
362,585,212	2,449,674	38,704,926	1,819,374	102,548,437

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Proposal No.5 — The stockholders did not approve the stockholder proposal on implementation of Holy Land Principles.*

FOR	AGAINST	ABSTAIN	BROKER NON- VOTE
17,429,747	364,026,125	24,103,314	102,548,437

*Under the General Corporation Law of the State of Delaware, the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy at the meeting and entitled to vote on the matter is required to approve the stockholder proposal. In tabulating the voting result, abstentions and, if applicable, broker non-votes are not counted as votes “FOR” or “AGAINST” the proposal. An abstention will, however, be counted as entitled to vote on a proposal and will, therefore, have the effect of a vote “AGAINST.”  Applying this standard, the percentage in favor of the stockholder proposal is calculated by dividing the number of FOR votes by the sum of the number of FOR, AGAINST and ABSTAIN votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3M COMPANY

By:	/s/ Gregg M. Larson
Gregg M. Larson,
Deputy General Counsel and Secretary

Dated: May 10, 2017

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